SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

LOGIC Devices Incorporated

(Exact name of registrant as specified in its charter)

N/A

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of filing fee (check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which offsetting fee was paid previously. Identify the precious filing by registration statement number, or the former schedule and the date of its filing.

LOGIC DEVICES INCORPORATED

395 West Java Drive

Sunnyvale, California 94089

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 8, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the Annual Meeting) of LOGIC Devices Incorporated, a California corporation, will be held at our principal executive offices located at 395 West Java Drive, Sunnyvale, California 94089, on March 8, 2007, at 9:00 a.m., local time, for the following purposes:

1.

To approve an amendment to the Bylaws to decrease the minimum number of directors required on the Board of Directors to four from five and to decrease the maximum number of directors allowed on the Board of Directors to seven from nine;

2.	To elect directors to serve for the next year and until their successors are elected; and
3.	To approve an amendment to the 1996 Stock Incentive Plan to extend the expiration date of such plan by one year; and
4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. All shareholders are cordially invited to attend the meeting in person. Only shareholders of record at the close of business on January 26, 2007, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Any shareholder attending the meeting and entitled to vote may do so in person, even if such shareholder returned a proxy.

By Order of the Board of Directors,
/s/ Kimiko Milheim
Kimiko Milheim Secretary

Sunnyvale, California

February 12, 2007

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, OR YOU MAY INSTEAD PROVIDE YOUR PROXY BY TELEPHONE OR OVER THE INTERNET FOLLOWING THE DIRECTIONS ON THE PROXY CARD; EITHER METHOD WILL ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

LOGIC DEVICES INCORPORATED

395 West Java Drive

Sunnyvale, California 94089

PROXY STATEMENT

March 8, 2007

The Board of Directors (the Board) of LOGIC Devices Incorporated (the Company) is furnishing this proxy statement to you in connection with our solicitation of proxies to be used at our Annual Meeting of Shareholders (the Annual Meeting) to be held Thursday, March 8, 2007, at 9:00 a.m., local time, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at our principal executive offices, located at 395 West Java Drive, Sunnyvale, California 94089. The telephone number is (408) 542-5400.

The date of this proxy statement is February 12, 2007, and it was first mailed on or about February 12, 2007, to shareholders entitled to vote at the Annual Meeting.

Questions and Answers about the Proxy Materials and the Annual Meeting:

Q.	Who can attend the meeting?
A.	All shareholders may attend.
Q.	Who is entitled to vote?
A.

Only shareholders as of the close of business on January 26, 2007 (the Record Date) may vote at the Annual Meeting. If you wish to vote your shares at the Annual Meeting and your shares are held of record by a broker or other representative, you must contact your broker or other representative to obtain a proxy issued in your name and bring it with you to the Annual Meeting. As of the Record Date, there were 6,795,438 shares outstanding of our common stock, no par value (Common Stock). Every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected (four) multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such shareholder's votes on the same principle to among as many candidates as the shareholder may select, provided that votes cannot be cast for more than four candidates. However, no shareholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder has given notice to Kimiko Milheim, our Secretary, prior to the commencement of voting of the intention to cumulate the shareholder's vote.

Certain shareholders have given notice of their intention to cumulate their votes; therefore, all shareholders entitled to vote may cumulate their votes for candidates in nomination. On all other matters that properly come before the meeting, each share has one vote.

Q.	What may I vote on?
A.	(1) A proposal to amend the Bylaws to decrease the minimum number of directors required on the Board of Directors to four from five;
(2) The election of four nominees to serve on our Board of Directors for the next year and until their successors are elected;
(3) A proposal to amend the 1996 Stock Incentive Plan to extend the expiration date of such plan by one year; and
(4) Any other business properly presented at the Annual Meeting.

Q.	How does the Board recommend I vote on all proposals?
A.	The Board recommends a vote FOR Items One and Three and a vote FOR each nominee.
Q.	How do I vote?
A.	(1) Sign and date each proxy card you receive and return it in the prepaid envelope;
(2) Provide your proxy through the Internet or telephone voting system as more fully described on your proxy card; or
(3) Vote in person at the Annual Meeting.
Q.	How can I change my vote or revoke my proxy?
A.

You have the right to revoke your proxy and change your vote at any time before the meeting by notifying Kimiko Milheim, our Secretary, or returning a later-dated proxy card, or by Internet or telephone as more fully described on your proxy card. You may also revoke your proxy and change your vote by voting in person at the Annual Meeting.

Q.	What does it mean if I get more than one proxy card?
A.	It means you hold shares registered in more than one account. Please vote or provide a proxy for all accounts in one of the manners described above to ensure that all your shares are voted.
Q.	Who will count the votes?
A.

Representatives of Computershare Limited, will count the votes and Kimiko Milheim, our Secretary, will act as the Inspector of Election. We believe the procedures to be used by the Inspector to count the votes are consistent with California law concerning voting of shares and determination of a quorum.

Q.	What is a "quorum?"
A.

A "quorum" is a majority of the issued and outstanding shares entitled to vote at the Annual Meeting. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held and action to be validly taken. If you submit a properly executed proxy card, even if you withhold your vote with respect to all nominees and abstain from voting on the other items of business, you will be considered present for purposes of a quorum. If you hold your shares in "street name" through a broker or other representative and the broker or representative indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), the shares represented by such broker non-votes will be counted in determining the presence of a quorum.

Q.	What vote by shareholders is required to approve each of the proposals?
A.

The proposed amendment to the Bylaws requires a "FOR" vote by a majority of the outstanding shares entitled to vote, and must not receive "AGAINST" votes equal to more than 16-2/3 percent of the outstanding shares entitled to vote. As to the election of directors, the four candidates receiving the highest number of "FOR" votes will be elected. The proposal to amend the 1996 Stock Incentive Plan requires a "FOR" vote by a majority of the shares of Common Stock present in person or by proxy. The required vote for any other matter that may be properly presented at the Annual Meeting will depend on the nature of the matter. We are currently unaware of any other business to be presented at the Annual Meeting.

Q.	What are the word choices for indicating my vote?
A.

You may vote "FOR" or "WITHHOLD," or cumulate your votes for one or more nominees. For the other items of business, you may vote "FOR" or "AGAINST" the proposal, or you may "ABSTAIN" from voting. Shares that vote "FOR," "WITHHOLD," "AGAINST," or "ABSTAIN" or are cumulated are treated as being present at the meeting for purposes of establishing a quorum. These shares are also treated as votes cast by the Common Stock present in person or represented by proxy at the Annual Meeting, with respect to such matter.

If you return your signed proxy card but do not specify how you want to vote your shares, the proxy holders will vote the proxies received by them "FOR" Item 1, "FOR" the four director nominees identified in this proxy statement, and "FOR" Item 3.

Q.	How will voting on any other business be conducted?
A.

We do not know of any business to be considered at the 2007 Annual Meeting other than the items of business described in this proxy statement. However, because we did not receive notice of any other proposals to be brought before the meeting within 45 days prior to the date of mailing of this proxy statement, if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to William J. Volz, our President and principal executive officer, and Kimiko Milheim, our Chief Financial Officer and Secretary, to vote on such matters at their discretion.

Q.	How can a shareholder request a copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) for fiscal 2006?
A.

A copy of the financial statements and Management's Discussion and Analysis from our Annual Report on Form 10-K will be mailed with this proxy statement to each shareholder. A shareholder may also request a copy of our complete Annual Report on Form 10-K in a writing addressed to our Secretary, Kimiko Milheim, at 395 West Java Drive, Sunnyvale, California 94089. In addition, a shareholder may download a copy of our complete Annual Report on Form 10-K from our website, www.logicdevices.com.

Q.	Who will bear the cost of soliciting votes for the Annual Meeting?
A.

Our Board of Directors is making this solicitation and the Company will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to submit your proxy over the Internet, you are responsible for Internet access charges you may incur. If you choose to submit your proxy by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We are also required by law to reimburse certain costs of brokerage houses and other representatives for forwarding proxy and solicitation materials to shareholders.

Q.	How and when may I submit proposals or director nominations for inclusion in the proxy statement for the 2008 Annual Meeting?
A.

If you would like to submit a proposal for the 2008 Annual Meeting of Shareholders, it must be received by our Secretary, Kimiko Milheim, at 395 West Java Drive, Sunnyvale, CA 94089, at any time prior to October 16, 2007, and must otherwise comply with Rule 14a-8 under the Exchange Act, in order to be eligible for inclusion in the proxy statement for that meeting, unless the date of the next annual meeting changes by more than 30 days from the date of this Annual Meeting, in which case notice must be received a reasonable time before mailing.

In general, advance notice of nominations of persons for election to the Board or the proposal of business to be considered by the shareholders must be given to our Secretary not less than 45 days prior to the first anniversary of the date of the mailing of materials regarding the prior year's annual meeting, which mailing date is identified above in this proxy statement, unless the date of the next annual meeting changes by more than 30 days from the date of this Annual Meeting, in which case notice must be received a reasonable time before.

A shareholder's notice of nomination should set forth (i) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (A) the name and address of such shareholder, as they appear on our books, and of such beneficial owner, (B) the number of shares of Common Stock that are owned (beneficially or of record) by such shareholder and such beneficial owner, (C) a description of all arrangements or understandings between such shareholder and such beneficial owner and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder and of such beneficial owner in such business, and (D) a representation that such shareholder or its agent or designee intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

BOARD STRUCTURE AND COMPENSATION

Structure and Committees

Howard L. Farkas serves as Chairman of the Board of Directors. The Board of Directors held a total of three meetings during its 2006 fiscal year, which ended on September 30, 2006. Every director attended at least 75% of the meetings of the Board of Directors and the meetings of the committees of the Board of Directors on which the director served. The Board of Directors has determined that all of the directors, except William J. Volz, are independent as defined by Nasdaq. The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.

The Audit Committee of the Board of Directors, which currently consists of Brian P. Cardozo, Howard L. Farkas, Albert Morrison Jr., and Steven R. Settles, reviews the auditing, accounting, financial reporting, and internal control functions and selects our independent auditors. This committee operates under a written charter adopted by the Board of Directors, a copy of which can be found on our website, www.logicdevices.com, which the committee annually reviews and assesses for adequacy. All of the committee members are independent as determined under applicable Nasdaq and SEC rules and are able to read and understand fundamental financial statements, and Messrs. Cardozo, Farkas, and Morrison qualify as "Audit Committee Financial Experts" as defined by SEC rules. The committee met five times during fiscal 2006.

The Nominating and Corporate Governance Committee, currently made up of Brian P. Cardozo, Howard L. Farkas, Albert Morrison Jr., and Steven R. Settles, is responsible for nominating individuals to serve as members of our Board of Directors and for establishing policies affecting corporate governance. All of the committee members are independent as determined under applicable Nasdaq and SEC rules. The committee will consider shareholder nominations for directors. This committee operates under a written charter adopted by the Board of Directors, a copy of which can be found on our website, www.logicdevices.com. The committee's policy is to identify and consider candidates for election as directors, including candidates recommended by our shareholders. For a description of the process for nominating directors, see "Questions and Answers about the Proxy Materials and the Annual Meeting - How and when may I submit proposals or director nominations for inclusion in the proxy statement for the 2008 Annual Meeting?" The committee met two times during fiscal 2006.

The Compensation Committee of the Board of Directors, which currently consists of Howard L. Farkas, Albert Morrison Jr., and Steven R. Settles, is responsible for establishing our compensation policies. The committee determines the compensation of our Board of Directors and executive officers, and is responsible for establishing employee benefit plans. A majority of the committee members are independent as determined under applicable Nasdaq and SEC rules. This committee operates under a written charter adopted by the Board of Directors, a copy of which can be found on our website, www.logicdevices.com. The committee met one time during fiscal 2006.

Consideration of Director Nominees

The Nominating and Corporate Governance Committee will utilize a variety of methods for identifying and evaluating nominees for director. The committee will regularly assess the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the committee through current directors, shareholders, or other persons. The committee has not paid fees to any third party to identify, evaluate, or to assist in identifying or evaluating, potential nominees, but may determine it necessary in the future. Candidates will be evaluated at meetings of the Nominating and Corporate Governance Committee. Nominees recommended by persons other than current board members or executive officers would be subject to the process described in "Questions and Answers about the Proxy Materials and the Annual Meeting - How and when may I submit proposals or director nominations for inclusion in the proxy statement for the 2008 Annual Meeting?"

In evaluating nominations for candidates for membership on our Board of Directors, the Nominating and Corporate Governance Committee will seek to achieve a balance of knowledge, experience, and capability on the Board and to address the following membership criteria. Members of the Board should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, government, education, technology, or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all directors' duties.

Compensation of Directors

Non-employee directors did not receive any cash compensation during fiscal 2006 for either their services as directors or for their services on the various Board committees.

Under our Amended and Restated 1998 Director Stock Incentive Plan, each non-employee director who is elected or re-elected to serve on the Board receives an automatic annual grant of an option to purchase 15,000 shares of Common Stock, coinciding with the date of the Annual Meeting of Shareholders at which they are elected or re-elected. Each of these options has an exercise price per share equal to the closing fair market value of our Common Stock on the automatic grant date, and has a maximum term of five years. Each option is immediately exercisable for all 15,000 shares.

Other Information about the Board of Directors

We provide an informal process for shareholders to send communications to the Board. Shareholders who wish to contact the Board or any of its members may do so in writing to LOGIC Devices Incorporated, 395 West Java Drive, Sunnyvale, CA 94089. Any communication will promptly be forwarded to the Board of Directors as a group or to the attention of a specified director.

Although we do not have a policy with regard to Board members' attendance at the annual meetings of shareholders, all of the directors are encouraged to attend such meetings. All of our directors were in attendance at our 2006 Annual Meeting.

ITEM ONE:  PROPOSAL TO AMEND THE BYLAWS

The Bylaws currently provide that the Board of Directors shall consist of not less than five or more than nine directors. The Board of Directors currently consists of five directors. Each director serves until the next annual meeting of shareholders and until a successor is elected and qualified.  The Board of Directors has approved an amendment to the Bylaws to decrease the minimum number of required directors to four from five and to decrease the maximum number of allowed directors to seven from nine.

One of our current directors has informed the Board of Directors that he did not intend to stand for re-election upon the expiration of his term and is not a nominee for reelection as a director at the upcoming Annual Meeting. The director has not expressed any disagreement with our operations, policies or practices. The departure of this director would bring the size of the Board of Directors below the required minimum stated in the Bylaws.  The Nominating and Corporate Governance Committee has not identified a suitable replacement candidate as of the date of this proxy statement.  The Board of Directors believes it to be prudent to decrease the minimum number of required directors and to decrease the maximum number of allowed directors to avoid organizational difficulties created by this and any future director departures.  The Board of Directors has therefore determined to submit a proposal to amend the Bylaws to the shareholder of the Company.  If amended, the affected provision of the Bylaws, the first sentence of Article III, Section 3.2, would read:

                The Board of Directors shall consist of not less than four (4) or more than seven (7) directors.

Provisions establishing a maximum number of directors have sometimes been characterized as deterring takeovers.  However, any such effect is minimized in our case because the Bylaws currently have a numeric maximum.  In addition, our board of directors is not classified so that the entire board, regardless of its size, can be replaced at any meeting of shareholders of the Company.

Required Vote

The proposed amendment to the Bylaws requires a "FOR" vote by a majority of the outstanding shares entitled to vote and must not receive "AGAINST" votes equal to more than 16-2/3 percent of the outstanding shares entitled to vote.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT AND RECOMMENDS VOTING "FOR" THE PROPOSED AMENDMENT TO THE BYLAWS.

ITEM TWO:  ELECTION OF DIRECTORS

Nominees

A Board of four directors is to be elected at the Annual Meeting. Each of the nominees for director identified below, each of whom is currently serving on the Board of Directors, has been nominated for re-election by the Nominating and Corporate Governance Committee of the Board of Directors. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them that provide authority to vote "FOR" in accordance with cumulative voting to elect as many of the nominees listed below as possible and no other person. In such event, the proxy holders will determine the specific nominees for whom such votes will be cumulated. The proxy holders will not have the discretion to cumulate votes represented by any proxy for any nominee for which authority to vote has been withheld in the proxy by "WITHHOLD." The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until a successor has been elected and qualified. It is not expected that any nominee will be unable or will decline to serve as a director. The following table provides information concerning the director nominees:

Nominee	Age	Director Since	Principal Occupation

Howard L. Farkas	82	1983	Chairman of the Board; President of Farkas Group, Inc.
Brian P. Cardozo	48	2003	Owner/operator of a Harley-Davidson dealership; Former Audit and Financial Services Partner of BDO Seidman LLP and Audit Partner-in-Charge of the San Jose, California office of BDO Seidman LLP
William J. Volz	59	1983	President, Principal Executive Officer, and Director
Steven R. Settles	48	2005	Managing Partner, Dawg Investment Fund, LLP

Each of the nominees has been engaged in his principal occupation described above during the past five years. There are no family relationships among the directors or executive officers.

HOWARD L. FARKAS has been a director since our inception. Mr. Farkas is President of Farkas Group, Inc., a company that provides management services to various business interests. He is the sole owner and managing broker of Windsor Gardens Realty, Inc., a residential real estate brokerage company, which he co-founded in 1964. He serves as director for Synthetech, Inc., a public chemical research and manufacturing company whose products are used extensively in new drug research; for Northwestern Engineering Company; and for a number of oil and gas exploration and development companies.

BRIAN P. CARDOZO joined our Board of Directors in 2003. Mr. Cardozo holds a B.S.C. from Santa Clara University, an M.B.A. in accounting from Saint Louis University, and an M.B.A. in finance from Saint Louis University. Since May 2000, Mr. Cardozo has been owner and operator of a Harley-Davidson dealership. He was an Audit and Financial Services Partner of BDO Seidman LLP and Audit Partner-in-Charge of the San Jose, California office of BDO Seidman LLP until October 2000. Mr. Cardozo was a founding partner in Meredith Cardozo Lanz & Chiu LLP, a regional public accounting firm that merged into BDO Seidman LLP in October 1999. In addition to his years of public accounting experience, he has industry experience with a local Fortune 500 company, Amdahl, working in the areas of corporate budgeting, corporate reporting, financial policies and procedures, and SEC reporting. Mr. Cardozo has specialized in servicing high technology, software, manufacturing, distribution, and other industries, ranging from start-ups to large multi-national enterprises. He has provided emerging growth companies with advice ranging from introductions to traditional financial sources, accounting system consulting, potential financial employee referrals, and merger and acquisition assistance. He is a member of the American Institute of Certified Public Accountants, the California Society of Certified Public Accountants, and the Association for Corporate Growth.

WILLIAM J. VOLZ is one of our founders and has been a director since our inception. Mr. Volz has been President and principal executive officer since December 1987. He served as our Vice President of Engineering from August 1983 to December 1987.

STEVEN R. SETTLES joined our Board of Directors in 2005 and is a private investor and managing partner of Dawg Investment Fund LLP, which was formed in 2000 to invest in both public and private companies. Along with partners, he owns Intuition Development Holdings (IDH), a private firm which provides information systems and services to corporate and government clients. He is a Board Member of IDH and its subsidiaries. Prior to 1993, he was Director of Strategic Planning at Barnett Banks, Inc. He holds an M.B.A. degree from The Wharton School, University of Pennsylvania and a B.B.A. from the University of Georgia.

Required Vote

The four nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no further legal effect under California law.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE NOMINEES PROPOSED ABOVE.

REPORT OF THE AUDIT COMMITTEE

The incorporation by reference of this proxy statement into any document or registration statement filed with the SEC by us shall not be deemed to include the following report and related information, unless such report is specifically stated to be incorporated by reference into such document.

The Audit Committee of the Board of Directors serves as the representative of the Board of Directors for general oversight of the financial accounting and reporting processes, system of internal control, audit process, and process for monitoring compliance with laws and regulations. The Audit Committee is responsible for, among other things, the appointment of the independent auditors and the preparation of the report to be included in our annual proxy statement pursuant to rules of the SEC. The charter of the Audit Committee, as approved by the Board of Directors, is available on the Company's website, www.logicdevices.com.

Our management has primary responsibility for preparing our financial statements and for its financial reporting process. Our independent auditors, Perry-Smith, are responsible for expressing an opinion on the conformity of our financial statements to accounting principles generally accepted in the United States of America.

The Audit Committee hereby reports as follows:

1.     The Audit Committee has reviewed and discussed the audited financial statements with our management and with the independent auditors, with and without our management present.

2.     The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU §380), as amended, and those requirements under the Sarbanes-Oxley Act.

3.     The Audit Committee has received the written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions for Audit Committees," and has discussed with the independent auditors the independent auditors' independence, including whether the independent auditors' provision of non-audit services to us is compatible with the independent auditors' independence.

Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to our Board of Directors and the Board approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2006, for filing with the SEC.

Albert Morrison Jr.
Brian P. Cardozo
Howard L. Farkas
Steven R. Settles

Independent Auditors

The Audit Committee has reappointed Perry-Smith LLP as our independent auditors for the fiscal year ending September 30, 2007. Perry-Smith LLP has served as our independent auditors since April 9, 2003. A representative of Perry-Smith LLP is expected to attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Fees billed by Perry-Smith for the fiscal years ended September 30, 2006 and 2005, are as follows:

Audit Fees

Fees paid to Perry-Smith LLP for the audit of the Company's annual financial statements included in the registrant's reports on Form 10-K and review of the financial statements included in the registrant's reports on Form 10-Q were $75,500 and $71,900 for fiscal 2006 and 2005, respectively.

Tax Fees

Fees paid to Perry-Smith LLP for services rendered for preparation of the Company's federal and state income tax returns, tax compliance, and tax advice were $10,700 and $10,500 for fiscal 2006 and 2005, respectively.

All Other Fees

There were no additional fees paid or payable to Perry-Smith LLP for any other services provided during fiscal 2006 or 2005.

Audit Committee's Pre-approval Policies and Procedures

The Audit Committee pre-approves all auditing services and permitted non-audit services (including fees and terms thereof) to be performed for the Company by its principal accountant on a case-by-case basis, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee before the completion of the audit. The Audit Committee approved 100% of audit, tax, and all other services provided by any accounting firms.

No audit work was performed by persons other than the principal accountant's full-time, permanent employees.

MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of January 31, 2007 (except as described below) by:

•       each of our directors;

•       Named Executive Officers, if any (a Named Executive Officer is defined as an officer whose total annual salary and bonus aggregated $100,000 or more during the recent fiscal year);

•       all individuals who served as directors or executive officers at fiscal year-end as a group;

•       each director nominee; and

•       each person (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act of 1934, as amended) who is known by us to beneficially own more than 5% of our Common Stock.

	Shares Beneficially Owned (1)
Directors, Officers and 5% Shareholders	Shares	Percent (2)

Directors:
Howard L. Farkas (3) (4)	235,000	3.4%
William J. Volz	726,857	10.7%
Albert Morrison Jr. (5)	100,877	1.5%
Brian P. Cardozo (6)	45,000	0.7%
Steven R. Settles (7)	470,847	6.9%
Named Executive Officer:
Kimiko Milheim (8)	3,750	0.0%
All directors and executive officers as a group (seven persons) (9)	1,589,331	23.4%
5% Shareholders:
Steven J. Revenig, Trustee of the Farkas Trusts (10)	624,305	9.2%
1873 S. Bellaire St., Ste. 1000 Denver, CO 80222

(1)

Assumes the exercise of any warrants or options held by such person that are exercisable as of January 31, 2007 or within 60 days thereafter, but not the exercise of any other person's warrants or options.

(2)	Assumes 6,795,438 shares of Common Stock outstanding as of January 31, 2007.
(3)	Mr. Farkas disclaims any beneficial share ownership of the shares held by Mr. Revenig, as trustee of the Farkas Trusts.
(4)	Includes 190,000 shares held directly and options to purchase 45,000 shares of Common Stock.
(5)	Includes 877 shares held directly and options to purchase 100,000 shares of Common Stock.
(6)	Includes options to purchase 45,000 shares of Common Stock.
(7)	Includes 440,847 shares held directly and options to purchase 30,000 shares of Common Stock.
(8)	Includes options to purchase 3,750 shares of Common Stock.
(9)	Includes options to purchase 226,250 shares of Common Stock.
(10)	Consists of 14 irrevocable trusts administered by Mr. Revenig, an independent trustee, the beneficiaries of which consist of Mr. Farkas and members of his family.

The following table provides information regarding our executive officers as of the date of this proxy statement:

Name	Age	Position

William J. Volz	59	President and principal executive officer
Kimiko Milheim	36	Chief Financial Officer and Secretary
Adesh Sidhu	42	Vice President of Worldwide Sales

WILLIAM J. VOLZ is one of our founders and has been a director since our inception. Mr. Volz has been our President and principal executive officer since December 1987. He served as our Vice President of Engineering from August 1983 to December 1987.

KIMIKO MILHEIM is our Chief Financial Officer and Secretary. She joined us in November 1999 (served as a consultant during a brief period of fiscal 2004 before returning as an employee). Ms. Milheim is a Certified Public Accountant, with an M.B.A. degree from the University of California, Irvine. Prior to joining us, she was General Accounting Manager at ArthroCare Corporation, an Audit Manager at BDO Seidman, LLP, and an In-Charge Accountant with the Office of the California State Auditor.

ADESH SIDHU joined us in July 2006 as the Vice President of Worldwide Sales. Mr. Sidhu brings over 12 years of semiconductor industry experience. Most recently, he held positions with Altera Corporation, as a Senior Marketing Manager, and Texas Instruments, as a Distribution Sales Manager. Mr. Sidhu holds a B.S.E.E. from the California State University, Fresno and an M.B.A. from Santa Clara University.

Executive Compensation

The following table sets forth the compensation paid during fiscal 2006, 2005, and 2004 to our Named Executive Officers, which are the officers whose salary and bonus aggregated at least $100,000 during the fiscal year:

Summary Compensation Table

		Annual Compensation		Long-term Compensation Awards (No. of Shares Underlying Options)
Name and Position	Year	Salary ($) [1]	Bonus ($)

William J. Volz, President	2006	171,300	-	-
	2005	171,300	-	-
	2004	171,300	-	-

Kimiko Milheim, Chief Financial Officer and Secretary [2]	2006	125,000	-	15,000
	2005	125,000	-	-
	2004	102,950	-	-

(1) In fiscal 2004, we changed our fiscal year to a calendar year ended September 30, 2004.

(2) Ms. Milheim acted as a consultant during part of fiscal 2004 before rejoining as an employee. The "Salary" figure for fiscal 2004 includes consulting fees of $34,950.

Employment Agreements

We do not have an employment or severance agreement with our executive officers.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table represents the position of our equity compensation plans, the 1996 Stock Incentive Plan and the Amended and Restated 1998 Director Stock Incentive Plan, as of September 30, 2006:

Equity Compensation Plan Information

Plan category

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a)
	(a)	(b)	(c)

Equity compensation plans
approved by security holders	465,500	$1.509	431,500

Equity compensation plans not
approved by security holders	-	-	-

Total	465,500	$1.509	431,500

Option Grants and Exercises

Option Grants. The following table sets forth the options granted in the fiscal year ended September 30, 2006 to the Named Executive Officers:

Option Grants in Fiscal 2006

Name	Number of Options Granted [1]	% of Total Options Granted to Employees in Fiscal 2006 [2]	Exercise Price ($/sh)	Expiration Date (s)	Total Present Value as of Grant Date ($)
					5% ($)	10% ($)

William J. Volz	-	-	-	-	-	-

Kimiko Milheim	15,000	23%	1.27	07/27/2016	11,980	30,361

(1) The options vest in four equal installments on the grant date and on the first, second, and third anniversaries of the grant date.

(2) Percentages do not take into account options granted to non-employee directors of the Company.

Option Exercises and Year-End Holdings. No executive officers exercised options during fiscal 2006. The following table sets forth information with respect to options held at September 30, 2006 by the Named Executive Officers:

Aggregated Option Exercises in Fiscal 2006

and Fiscal Year-End 2006 Option Values

Name	Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options at 09/30/2006 (#)		Value of Unexercised In-the-Money Options at 09/30/2006 ($) (3)
			(1)	(2)	(1)	(2)

William J. Volz	-	-	-	-	-	-

Kimiko Milheim	-	-	3,750	11,250	5,212	15,637

(1) Exercisable at September 30, 2006.

(2) Not exercisable at September 30, 2006.

(3) Based on the closing price per share of Common Stock as reported on the Nasdaq Capital Market on September 30, 2006 ($2.66).

REPORT ON EXECUTIVE COMPENSATION

The incorporation by reference of this proxy statement into any document or registration statement filed with the SEC by us shall not be deemed to include the following report and related information, unless such report is specifically stated to be incorporated by reference into such document.

In general, the Compensation Committee is principally responsible for executive compensation matters, including but not limited to: review and approval of base salaries, approval of individual bonuses and bonus programs for executive officers, administration of certain employee benefit programs, and review and approval of stock option grants to all employees, including our executive officers.

Overview

The overall policy of the Compensation Committee is to offer our executive officers competitive compensation opportunities, based upon their personal performance, the financial performance of the Company, and their contribution to that performance. In general, each executive officer's compensation package is comprised of three elements: (i) base salary, which is determined on the basis of the individual's position and responsibilities with the Company, the level of the individual's performance, and the financial performance of the Company; (ii) incentive performance awards payable in cash and tied to the achievement of performance goals; and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interest between the executive officers and our shareholders.

The compensation paid to each executive officer during the past fiscal year was comprised solely of base salary due to the financial performance of the Company.

Compensation of the Principal Executive Officer

Due to the performance of the Company during the past few years, the President's base annual compensation for fiscal 2006 was not increased from his base annual compensation in fiscal 2004.

Howard L. Farkas
Brian P. Cardozo
Albert Morrison Jr.
Steven R. Settles

Certain Relationships and Related Transactions

Since the beginning of our last fiscal year, we have engaged in no transactions or series of similar transactions with any of our officers, directors, or principal shareholders, or, to our knowledge, with any of their affiliates in which the amount involved exceeded $60,000. Also, no such transactions are currently contemplated.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon review of Forms 3 and 4 and amendments thereto furnished to us pursuant to Rule 16a-3(e) during fiscal 2006 and Form 5 and amendments thereto furnished to us with respect to fiscal 2006, we are not aware of any directors, officers, or beneficial owners of more than 10% of the shares of the Common Stock who failed to file on a timely basis, as disclosed in the above Forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal year, except as previously reported by us and except that Messrs. Morrison, Cardozo, Farkas, and Volz each filed a Form 4 late (one transaction each), Ms. Milheim file a Form 4 late (one transaction reported), Mr. Sidhu filed a Form 3 and Form 4 late (two transactions reported), and Mr. Settles filed four Form 4s late (11 transactions reported).

Code of Business Ethics

The Company had adopted a Code of Business Ethics that applies to its directors and officers. The full text of the Code of Business Ethics is published on the Company's website at www.logicdevices.com under the captions, "Company Information - About LOGIC - Code of Ethics." The Company intends to disclose future amendments to, or waivers from, certain provisions of the Code of Business Ethics on this website within five business days following the date of such amendment or waiver.

ITEM THREE:  PROPOSAL TO AMEND THE 1996 STOCK INCENTIVE PLAN

In 1997, the Board of Directors unanimously adopted, and the Company's shareholders approved, the LOGIC Devices Incorporated 1996 Stock Incentive Plan (the "Stock Incentive Plan"), to promote equity ownership by advisors, directors, selected officers and employees of the Company, to increase their proprietary interest in the success of the Company, and to encourage them to remain in the employ of the Company.  The Board of Directors has unanimously adopted an amendment to the Stock Incentive Plan and directed that the Stock Incentive Plan, as so amended, be submitted to the Company's shareholders for approval.

The sole change to be effected by amending the Stock Incentive Plan is to extend the expiration date of the Stock Incentive Plan by one year. The Stock Incentive Plan currently expires ten years after its adoption, which would be April 12, 2007.  The Company's shareholders are being asked to approve an amendment to the Stock Incentive Plan to extend the term of the Stock Incentive Plan for one additional year, or until April 12, 2008.  There are currently 335,500 shares available for issuance under the Stock Incentive Plan so the proposed amendment would authorize the Company to continue to issue those shares only for an additional year under the plan.

The material features of the Stock Incentive Plan, as proposed to be amended, are summarized below.

Administration

The Stock Incentive Plan is to be administered by a stock incentive plan administrative committee comprised of at least two non-employee directors appointed by the Board of Directors. The Compensation Committee of the Board of Directors, which is currently comprised of three independent directors, has served as the stock incentive plan administrative company since the adopting of the plan and is expected to continue to serve in such capacity if the Stock Incentive Pan is extended as proposed.  The Compensation Committee will have the authority, subject to review by the Board of Directors, to select the individuals to whom awards may be granted, to determine the terms of each award, to interpret the provisions of the Stock Incentive Plan and to make all other determinations that it may deem necessary or advisable for the administration of the Stock Incentive Plan.

The  Stock Incentive Plan provides for the grant of "incentive stock options," as defined under Section 422(b) of the Internal Revenue Code of 1986, as amended, options that do not so qualify (referred to herein as "nonstatutory options"), restricted stock and stock appreciation rights ("SARs"), as determined in each individual case by the Compensation Committee.  Of the 600,000 shares of Common Stock reserved for issuance under the Stock Incentive Plan, 335,500 shares of Common Stock are available for issuance as of the date of this Proxy Statement. In general, if any award granted under the Stock Incentive Plan expires, terminates, is forfeited or is canceled for any reason, the shares of Common Stock allocable to such award may again be made subject to an award granted under the Stock Incentive Plan.

Awards

Directors, advisors and employees of the Company are eligible to receive grants under the Stock Incentive Plan.  There are currently five directors and approximately twenty employees, including executive officers, of the Company.  Awards may be granted subject to a vesting requirement.  The exercise price of incentive stock options granted under the Stock Incentive Plan must at least equal the fair market value of the Common Stock subject to the option (determined as provided in the plan) on the date the option is granted. The Compensation Committee will determine the exercise price of nonstatutory options and SARs.  Directors may not receive incentive stock options.

An  incentive stock option granted under the Stock Incentive Plan to an employee owning more than 10% of  the total  combined  voting  power of all classes of capital stock of the Company is subject to the further restriction that such option  must have an exercise price of at least 110% of the fair market value of the shares of Common  Stock issuable upon exercise of the option (determined as of the date of grant) and may not have an exercise term of more than five years. Incentive stock options are also subject to the further restriction that the aggregate fair  market value (determined as of the date of grant) of Common Stock as to which any such incentive stock option first becomes exercisable in any calendar year, is limited to $100,000.  To the extent options covering more than $100,000 worth of Common Stock first become exercisable in any one calendar year, the excess will be nonstatutory options. For purposes of determining which, if any, options have been granted in excess of the $100,000 limit, options will be considered to become exercisable in the order granted.

Each director and key employee eligible to participate in the Stock Incentive Plan will be notified by the Compensation Committee. To receive an award under the Stock Incentive Plan, an award agreement must be executed which specifies the type of award to be granted, the number of shares of Common Stock (if any) to which the award relates, the terms and conditions of the award and the date granted.  In the case of an award of options, the award agreement will also specify the price at which the shares of Common Stock subject to the option may be purchased, the date(s) on which the option becomes exercisable and whether the option is an incentive stock option or a nonstatutory option.

The full exercise price for all shares of Common Stock purchased upon the exercise of options granted under the Stock Incentive Plan must be paid by cash, personal check, personal note, award surrender or Common Stock owned at the time of exercise.  Payment of the exercise price by personal note by the directors and executive officers of the Company is not prohibited under the terms of the plan even though such a personal note would constitute a loan prohibited by Section 13(k) of the Securities Exchange Act. The Company expects its grant agreements for any options issued to its directors and executive officers to prohibit exercise by personal note in order to protect against such prohibited activity.

Incentive stock options granted to employees under the Stock Incentive Plan may remain outstanding and exercisable for ten years from the date of grant or until the expiration of ninety days (or such lesser period as the Compensation Committee may determine) from the date on which the person to whom they were granted ceases to be employed by the Company.  Nonstatutory options and SARs granted under the Stock Incentive Plan remain outstanding and exercisable for such period as the Compensation Committee may determine.

Changes in Capital and Corporate Structure

The aggregate number of shares and other equity grants awarded and that may be awarded under the Stock Incentive Plan will be adjusted to reflect a change in the outstanding shares of the Company by reason of a recapitalization, reclassification, reorganization, stock split, reverse stock split, combination of shares, stock dividend or similar transaction.  The adjustment is required to be made in an equitable manner which will cause the awards to remain unchanged as a result of the applicable transaction.

United States Income Tax Considerations

The following is a summary of the U.S. federal income tax consequences that may arise in conjunction with participation in the Stock Incentive Plan.  Since the approval of the plan ten years ago, there have been numerous changes in the Internal Revenue Code, most significantly for purposes of the plan, the adoption of Internal Revenue Code Section 409A.  Section 409A creates restrictions and substantial taxes on deferred compensation, including stock options and other equity-based awards that are not granted at fair value, if the deferred compensation does not meet the requirements of the Section.  While the Company believes that awards under the plan can be made in compliance with Section 409A, the Stock Incentive Plan has not been evaluated or revised to ensure compliance with this section.  In the event that any award made under the plan does not comply with Section 409A, the Company could become subject to burdensome tax reporting and withholding obligations and recipients could become subject to excise taxes and penalties.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant's alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant's alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the transfer of such stock to the participant, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Stock Appreciation Rights. The grant of a SAR will not result in taxable income to the participant. Upon exercise of a SAR, the fair market value of shares received will be taxable to the participant as ordinary income and the Company will be entitled to a corresponding deduction. Gains and losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Restricted Stock Awards. A participant who has been granted restricted stock will not realize taxable income at the time of grant, provided that that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a "substantial risk of forfeiture" for U.S. income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction.

Withholding of Taxes

The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Compensation Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy tax withholding requirements. The shares withheld from awards may only be used to satisfy the Company's minimum statutory withholding obligation.

Change in Control

Any acceleration of the vesting or payment of awards under the Stock Incentive Plan in the event of a change in control in the Company may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.

Amendment and Termination

The Stock Incentive Plan will expire eleven years after its adoption, unless sooner terminated by the Board of Directors. The Board of Directors has authority to amend the Stock Incentive Plan in such  manner as it deems advisable, except that the Board of Directors is not permitted without shareholder approval to amend the plan in a manner which would prevent the grant of incentive stock options or increase the number of shares of Common Stock available. In addition, the rules of the Nasdaq Capital Market currently require approval by the Company's shareholders of any material amendment to the plan.  The Stock Incentive Plan provides for appropriate adjustment, as determined by the Compensation Committee, in the number and kind of shares subject to unexercised options, in the event of any change in the outstanding shares of Common Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event.

Required Vote

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the annual meeting is required to approve the amendment to the Stock Incentive Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE AMENDMENT AND RECOMMENDS VOTING "FOR" THE PROPOSED AMENDMENT TO THE STOCK INCENTIVE PLAN.

Company Stock Price Performance

The incorporation by reference of this proxy statement into any document or registration statement filed with the SEC by us shall not be deemed to include the following report and related information, unless such report is specifically stated to be incorporated by reference into such document.

Set forth below is a line graph comparing the cumulative total shareholder return on our Common Stock against the cumulative total return of the NASDAQ Electronic Components Stock Index and S&P 500 Index for the period of five fiscal years commencing September 30, 2001 and ending September 30, 2006. The graph and table assume that $100 was invested on September 30, 2001 in each of the Common Stock, the NASDAQ Electronics Components Index, and the S&P 500 Index, and that all dividends were reinvested.

	10/01	09/02	09/03	09/04	09/05	09/06

LOGIC Devices Incorporated	$ 100.00	$ 93.75	$ 157.29	$ 117.71	$ 113.54	$ 277.08
S & P 500	$ 100.00	$ 79.51	$ 98.91	$ 112.63	$ 126.43	$ 140.08
NASDAQ Electronic Components	$ 100.00	$ 64.12	$ 123.24	$ 101.45	$ 118.85	$ 110.77

OTHER MATTERS

We know of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

It is important that your stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope, which has been enclosed, or to provide your proxy by telephone or over the Internet at your earliest convenience.

By Order of the Board of Directors,
/s/ Kimiko Milheim
Kimiko Milheim Secretary

Sunnyvale, California

February 12, 2007

LOGIC DEVICES INCORPORATED

[ ]	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

PLEASE REFER TO THE REVERSE SIDE FOR THE TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

A   Proposal to Amend Bylaws

The Board of Directors recommends a vote FOR the proposed amendment to the Bylaws.	For	Against	Abstain
	[ ]	[ ]	[ ]

 B   Election of Directors

The Board of Directors recommends a vote FOR the listed nominees.
	For	Withhold		For	Withhold
01 Howard Farkas	[ ]	[ ]	03 William J. Volz	[ ]	[ ]
02 Brian P. Cardozo	[ ]	[ ]	04 Steven R. Settles	[ ]	[ ]

To cumulate votes for directors, check box at right and indicate percentage(s) for one or more desired nominees above.			[ ]

C  Proposal to Amend 1996 Stock Incentive Plan

The Board of Directors recommends a vote FOR the proposed amendment to the 1996 Stock Incentive Plan.	For	Against	Abstain
	[ ]	[ ]	[ ]

In their discretion, the proxies are authorized to vote upon such other matter or matters that may properly come before the meeting or any adjournment thereof.

D   Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

This Proxy should be marked, dated, signed by each shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
/ /

Proxy - LOGIC DEVICES INCORPORATED

Annual Meeting of Shareholders - March 8, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of LOGIC Devices Incorporated, a California Corporation, hereby acknowledge(s) receipt of the Proxy Statement dated February 12, 2007, and hereby appoint(s) William J. Volz and Kimiko Milheim and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of LOGIC Devices incorporated, to be held on March 8, 2007 at 9:00 a.m., local time, at 395 West Java Drive, Sunnyvale, CA 94089, and at any adjournment or adjournments thereof, and to vote (including cumulatively, if required) all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued, and to be signed and dated, on the reverse side.)

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet
• Call toll free 1-866-731-VOTE (8683) in the United Stated or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	• Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY
• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on March 8, 2007.

THANK YOU FOR VOTING